Supplement Dated February 8, 2021
To The Prospectus Dated April 27, 2020, as amended

JNL Series Trust

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

Please note that the following changes may impact your variable annuity and/or variable life product(s).

Effective April 26, 2021, the JNL/Mellon S&P 400 MidCap Index Fund (the “Fund”) will contribute its assets in kind to the JNL Mid Cap Index Fund (the “Master Fund”) via a reorganization approved by the Fund’s Board of Trustees pursuant to rule 17a-8 under the Investment Company Act of 1940, as amended. In connection with the reorganization, effective April 26, 2021, the Fund will operate as a “feeder fund” and seek to achieve its goal by investing all of its assets in Class I shares of the Master Fund. The Master Fund will invest, under normal circumstances, at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in the stocks in the S&P MidCap 400 Index in proportion to their market capitalization weighting in the S&P MidCap 400 Index.

This Supplement is dated February 8, 2021.